UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   September 14, 2009

                              PASSUR Aerospace, Inc
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             (Exact Name of Registrant as Specified in Its Charter)

          New York                      000-7642                 11-2208938
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

          47 Arch Street, Greenwich, Connecticut                   06830
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         (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:   (203) 622-4086


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to
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Exchange Act (17 CFR 240.13e-4(c))


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ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
      APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(D) ELECTION OF DIRECTORS

On September 14, 2009, the Board of Directors (the "Board") of PASSUR Aerospace, Inc. ("PASSUR") increased the number of directors constituting the entire Board from seven to eight and appointed Kurt Ekert as a director of the Company to fill the vacancy created by such increase. Mr. Ekert will hold office until his term expires at the Annual Meeting of Stockholders of PASSUR to be held in 2010.

Mr. Ekert, 38, is currently the Chief Operating Officer of GTA by TRAVELPORT, INC., a Blackstone Company. TRAVELPORT is one of the world's largest, most diverse networks of travel brands and content, and a premier provider of travel technologies, solutions and services. In his role as Chief Operating Officer, Mr. Ekert leads GTA's operating and commercial functions, sourcing /content and revenue management, as well as all elements of its online consumer business, OctopusTravel.com.

There is no arrangement or understanding between Mr. Ekert and any other person pursuant to which Mr. Ekert was appointed as a director of PASSUR.

In connection with his appointment, Mr. Ekert was granted an option to purchase 30,000 shares of PASSUR's common stock at an exercise price of $1.98 per share and became eligible to receive cash compensation (including per meeting fees) and annual option grants, each in connection with PASSUR's director compensation policies. The stock options vest ratably over a five-year period in equal annual increments. The vesting and other terms of the option grant were determined in accordance with the policies set forth in PASSUR's 2009 Stock Incentive Plan. PASSUR's policies regarding cash and equity compensation for outside directors are further described in PASSUR's Definitive Proxy on Schedule 14A, filed with the Securities and Exchange Commission on March 16, 2009, and the Current Report on Form 8-K filed with the SEC on April 13 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PASSUR AEROSPACE, INC.


                                           By:  /S/ JEFFREY P. DEVANEY
                                                --------------------------------
                                                Name:  Jeffrey P. Devaney
                                                Title:  Chief Financial Officer,
                                                        Treasurer and Secretary